Income Taxes	12 Months Ended
Dec. 31, 2018
Income Taxes
Income Taxes

8.    Income Taxes

The Tax Cuts and Jobs Act ("Tax Reform Act") was enacted on December 22, 2017. The Tax Reform Act significantly revised the U.S. corporate income tax regime by, among other things, lowering the U.S. corporate tax rate from 35% to 21% effective January 1, 2018. On December 22, 2017, the SEC staff issued Staff Accounting Bulletin No. 118 (“SAB 118”) to address the application of U.S. GAAP in situations when a registrant does not have the necessary information available, prepared, or analyzed (including computations) in reasonable detail to complete the accounting for certain income tax effects of the Tax Reform Act. The Company recognized the provisional tax impacts related to the revaluation of deferred tax assets and liabilities and included these amounts in its financial statements for the year ended December 31, 2017.  During 2018 the Company completed the accounting under the Tax Reform Act as allowed under SAB 118 to revalue its deferred tax assets and liabilities which resulted in no change to the amounts previously recorded by the Company for year ended December 31, 2017.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.  The principal components of the Company’s net deferred income tax assets and liabilities consisted of the following:

	December 31,
	2018	2017
Deferred income tax assets:
Net federal and state operating loss carryforwards	$120,555	$110,145
Research and development credits	16,383	14,757
Share-based compensation	3,130	3,994
Depreciation and amortization	17	21
Total deferred tax assets	140,085	128,917
Deferred income tax liabilities:
Other	461	92
Total deferred tax liabilities	461	92
Net deferred tax assets	139,624	128,825
Valuation allowance	(139,624)	(128,825)
	$—	$—

Realization of deferred income tax assets is dependent upon future earnings, if any, the timing and amount of which are uncertain.  Accordingly, due to the Company’s history of net operating losses, the net deferred tax assets have been fully offset by a valuation allowance. The valuation allowance increased by $10,799 in 2018, decreased by $47,132 in 2017 and increased in 2016 by $9,347. The valuation allowance decrease in 2017 was due primarily to the passage of the Tax Reform Act and the reduction in the valuation of the Company's net deferred tax assets as a result of the lowering of the corporate tax rate from 35% to 21% effective January 1, 2018.

At December 31, 2018, the Company had net federal operating loss carryforwards of approximately $472,054. The federal operating loss carryforwards originating prior to 2018 will expire from 2019 to 2037 if not utilized.  The Company had state operating loss carryforwards of approximately $411,396, which expire from 2019 to 2038 if not utilized.  The Company also had research and development credits at December 31, 2018 of approximately $16,383, which expire from 2020 to 2038 if not utilized.

The Company will recognize the impact of a tax position in the financial statements if that position is more likely than not of being sustained on audit based on the technical merits of the position.  As of December 31, 2018, the Company had no unrecognized tax benefits.  Utilization of the Company’s net operating loss carryforwards may be subject to a substantial annual limitation due to ownership change limitations provided by Section 382 of the Internal Revenue Code of 1986, as amended, and similar state provisions.  The annual limitations may result in the expiration of net operating loss carryforwards before utilization.  The Company completed a study of its net operating losses through December 31, 2016 to determine whether such amounts are likely to be limited by Section 382.  As a result of this study and its analysis of subsequent ownership changes, the Company does not currently believe any Section 382 limitation exists through December 31, 2018 though the Company has not yet conducted an in-depth analysis since the last study. However, any future ownership changes under Section 382 may limit the Company’s ability to fully utilize these tax benefits.  The Company has not yet conducted an in-depth study of its research and development credits, although the Company periodically reviews assumptions used in its calculations to reflect its best estimate of expected credit. An in-depth study may result in an increase or decrease to the Company’s research and development credits and until such study is conducted of the Company’s research and development credits, no amounts are being presented as an uncertain tax position.  The Company’s net deferred income tax assets have been fully offset by a valuation allowance.  Therefore, future changes to the Company’s unrecognized tax benefits would be offset by an adjustment to the valuation allowance and there would be no impact on the Company’s balance sheet, statement of operations, or cash flows.  The Company does not expect its unrecognized tax benefits to change significantly over the next 12 months.

The Company is currently open to audit under the statute of limitations by the Internal Revenue Service and the appropriate state income taxing authorities for all years due to the net loss carryforwards from those years.  The Company is currently not under examination by the Internal Revenue Service or any other taxing authorities.  The Company has not recorded any interest and penalties on any unrecognized tax benefits since its inception.